UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2004

INTERSECTIONS INC.

(Exact name of registrant as specified in its charter)

000-50580
(Commission
File Number)
Delaware		54-1956515

(State or other jurisdiction of incorporation)		(IRS Employer Identification Number)

14901 Bogle Dr.
Chantilly, Virginia 20151
(Address of principal executive offices, including zip code)

(703) 488-6100
(Registrant’s telephone number, including area code)

Table of Contents

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 — Press Release dated May 12, 2004

Item 12. Results of Operations

On May 12, 2004, Intersections Inc. issued a press release announcing fiscal year 2004 first quarter results, a copy of which is furnished hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2004

INTERSECTIONS INC. (Registrant)

By:	/s/ Kenneth D. Schwarz

Kenneth D. Schwarz
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated May 12, 2004